SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     April 6, 2000(April 3, 2000)
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                               Hexcel Corporation

             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 1-8472                 94-1109521
          --------------     ---------------------      ------------------
          (State of          (Commission File No.)      (IRS Employer
          Incorporation)                                Identification No.)


                               Two Stamford Plaza
                              281 Tresser Boulevard

                        Stamford, Connecticut 06901-3238
          ------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666

              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

     A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on April 3, 2000 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1      Press Release issued by the Company on April 3, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 6, 2000


                                        HEXCEL CORPORATION

                                        By: /s/ Kirk G. Forbeck

                                            ------------------------------------
                                            Name:  Kirk G. Forbeck
                                            Title: Chief Accounting Officer



                                  EXHIBIT INDEX

Exhibit No.          Description

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99.1                 Press Release issued by the Company on April 3, 2000